SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) May 13, 1996


              TRUST CREATED BY ASSET SECURITIZATION CORPORATION
                    (under a Pooling & Servicing Agreement
                  dated as of August 1, 1995, which Trust is
                the issuer of Commercial Mortgage Pass-Through
                          Certificates, Series 1995-D1)
                          =============================
            (Exact name of Registrant as specified in its Charter)





      New York                     33-89494-01                     13-3672337

(State or Other Jurisdiction      (Commission                 (I.R.S. Employer
of Formation)                      File No.)               Identification No.)

LaSalle National Bank, Trustee, 135 South LaSalle Street
Suite 200, Chicago, Illinois                                        60603
Attention:  Asset-backed Securities Trust Services                (Zip Code)
            Nomura 1995 - D1
(Address of principal executive office)

Registrant's telephone number, including area code:   (800) 246-5761


                         The Exhibit Index is on page 2.





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ITEM 5.     OTHER EVENTS

      Attached hereto is a copy of the May 13, 1996 Monthly Remittance Statement provided to the Certificateholders by the Trustee.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      Exhibits

      EX-19: Monthly Remittance Statement to the Certificateholders dated as of May 13, 1996.

      EX-20:  Loan data file as of May 1996 Determination Date.






                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              MIDLAND LOAN SERVICES, L.P., not in its individual capacity but solely as a duly authorized agent of the Registrant pursuant to Section 3.22 of the Pooling & Servicing Agreement dated as of August 1, 1995

                              By:   Midland Data  Systems,  Inc.,  its General
                              Partner




                              By:     Lawrence D. Ashley

                              Title:  Director of MBS Programs


Date: May 13, 1996







                                  EXHIBIT INDEX

                                                                     Sequential
Document                                                           Page Number


EX-19 Monthly Statement to the Certificateholders                            3
dated as of May 13, 1996

EX-20 Loan data file as of May 1996                                         11


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